UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024 (September 16, 2024)

Ludwig Enterprises, Inc.

(Exact name of registrant as specified in its charter)

333-271439	61-1133438
(Commission File Number)	(IRS Employer Identification Number)

1749 Victorian Avenue, #C-350 Sparks, Nevada	89431
(Address of Principal Executive Offices)	(Zip Code)

786-235-9026

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2024, Ludwig Enterprises, Inc., a Nevada corporation (the “Company”), entered into an Intellectual Property Conveyance Agreement, to be effective as of August 26, 2024 (the “IP Agreement”), with Marvin S. Hausman, M.D., the Company’s Chief Science Officer and Director (“Hausman”), and Nova Mentis Life Science Corp. (“Nova”). The basis for the IP Agreement is that certain mRNA Neuro Panel and Serotonin Assay, lodged by Nova on or about April 26, 2024, as U.S. Patent Application 18/705375, International Publication Number WO 2023/077245, captioned as “Diagnosing, Monitoring and Treating Neurological Disease with Psychoactive Tryptamine Derivatives and mRNA Measurements” (the “Patent”), the invention of which was done by Hausman in collaboration with Nova.

The stated purpose of the IP Agreement was to resolve all obligations owed to Hausman by Nova, including but not limited to $245,712.00 in unpaid consulting consideration (the “Consulting Consideration”), by and through conveyance of all right, title and interest Nova may have held in the Patent and associated intellectual property associated therewith to the Company (the “Conveyance”) for further commercialization (the “Commercialization”).

In addition to the Patent, the Conveyance related to the following: (1) those serotonin assay(s) being developed by Dr. Kiminobu Sugaya at the University of Central Florida, including, but not limited to, preclinical and clinical data deriving therefrom or associated therewith; (2) exosome development protocol currently active at the laboratory of Dr. Kiminobu Sugaya at the University of Central Florida, including blood samples sent from the laboratory of Dr. Viviana Trezza and analysis data thereof obtained by Fabrizio Ascone; (3) work product and output of the Autism Spectrum Disorder (ASD) and Fragile X Syndrome (FSX) Patient Observational Study commissioned by Nova and conducted by Dr. Sugaya; and (4) work product and output of the Ambert/Molinaro Evaluation of 30 to 40 ASD patient mRNA cheek swab samples sent to genetic lab of Irina Borodowsky and analyzed by Dr. Kyle Ambert PhD as to genetic biomarkers and indices in the ASD questionnaire developed by John Molinaro.

In consideration for the Conveyance, the Company, Hausman and Nova agreed to the following reciprocal terms:

(a)	As to Hausman: Hausman shall accept the Conveyance, directed by Hausman to the Company for future potential Commercialization, as a full and non-recourse waiver, release and satisfaction of any obligations now owed or owing to him by Nova, including, but not limited to, payment of the Consulting Consideration. Other than as to a breach of the IP Agreement, Hausman expressly waived and released Nova from any and all claims, known or unknown, he might assert against it, which waiver and release is willful, knowing, intelligent, and voluntary.
(b)	As to the Company: As consideration for its receipt of the Patent from Nova, as directed thereto by Hausman, the Company agreed to:
	(1)	for a term of 10 years (the “Royalty Term”), allocate a royalty (the “Nova Royalty”) comprised of 5% of all revenue derived from the Commercialization, to be paid in equal amounts of 2.5% each to Nova and Hausman, until such time as Hausman shall have received an amount equal to the Consulting Consideration, whereupon Nova shall, thereafter, receive the full 5% for the balance of the Royalty Term; and
	(2)	issue to Nova 750,000 shares of Company common stock (the “Consideration Shares”), which Consideration Shares shall immediately vest upon the execution of the IP Agreement, though subject to the following “lock-up” restrictions, to wit:
	(A)	the Consideration Shares shall be subject to a one-year “lock-up,” during which the Consideration Shares may not be sold;
	(B)	at the expiration of such one-year “lock-up,” Nova may sell up to 50,000 Consideration Shares during the next six-month period; and
	(C)	at the expiration of such six-month period, Nova may sell up to 100,000 Consideration Shares per quarter.
(c)	As to Nova: In consideration for the mutual promises and benefits in favor of Nova under the IP Agreement, Nova shall effect the Conveyance and shall be entitled to no further payment or consideration, other than as expressly set forth herein. Other than as to a breach of the IP Agreement, Nova expressly waived and released Hausman from any and all claims, known or unknown, it might assert against him, which waiver and release is willful, knowing, intelligent, and voluntary.

The foregoing description of the IP Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the IP Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report, which is incorporated herein in its entirety by reference.

Item 7.01 Regulation FD Disclosure.

On September 17, 2024, the Company issued a press release announcing the IP Agreement.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The furnishing of the press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
10.1	Intellectual Property Conveyance Agreement among the Company, Marvin S. Hausman, M.D. and Nova Mentis Life Science Corp.
99.1	Press Release dated September 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2024.

LUDWIG ENTERPRISES, INC.

By: /s/ Jose Antonio Reyes

Jose Antonio Reyes

Chief Executive Officer